699 P3 07/20

SUPPLEMENT DATED JULY 30, 2020

TO THE PROSPECTUS DATED DECEMBER 1, 2019

OF

FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND
(a series of Franklin Global Trust)

The prospectus is amended as follows:

I. The following footnote is added to the Management fee line in the “Annual Fund Operating Expenses” table in the “Fund Summary – Fees and Expenses of the Fund” section of the prospectus:

1.     Management fees of the Fund have been restated to reflect current fiscal year fees as a result of a decrease in the Fund’s contractual management fee rate effective on May 1, 2020. If the management fees were not restated to reflect such decrease in fees, the amounts shown above would be greater. Consequently, the Fund’s total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

II.  The following is added to the “Fund Details – Management” section of this prospectus:

Effective May 1, 2020, the Fund’s investment management fee was reduced, as approved by the board of trustees. Prior to May 1, 2020, the Fund paid the investment manager a fee equal to an annual rate based on the Fund’s average weekly net assets, as listed below:

•         1.00% of the value of average daily net assets up to and including $500 million;

•         0.90% of the value of average daily net assets over $500 million up to and including $1 billion; and

•         0.85% of the value of average daily net assets over $1 billion.

Effective May 1, 2020, the Fund pays the investment manager a fee equal to an annual rate based on the Fund’s average weekly net assets, as listed below:

•         0.85% of the value of average daily net assets up to and including $500 million;

•         0.80% of the value of average daily net assets over $500 million up to and including $1 billion; and

•         0.75% of the value of average daily net assets over $1 billion.

Please keep this supplement with your prospectus for future reference.

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